Equity reserves and dividends	12 Months Ended
Dec. 31, 2022
Equity reserves and dividends
Equity Reserves And Dividends

16. Equity reserves and dividends

Pursuant to the Argentine Companies Act (Ley General de Sociedades) and the bylaws, 5% of the income for the year must be allocated to the legal reserve until such reserve reaches 20% of the capital stock.

On April 30, 2020, the Shareholders’ Meeting of the Company approved to increase the legal reserve in the amount of 905,073 and to allocate the remaining unappropriated earnings as of December 31, 2019 to increase the voluntary reserve by 18,698,031.

On April 30, 2021, the Shareholders’ Meeting of the Company approved to increase the legal reserve in the amount of 1,013,195 and to allocate the remaining unappropriated earnings as of December 31, 2020 to increase the voluntary reserve by 19,250,707.

On April 29, 2022, the Shareholders´ Meeting of the Company approved that the unappropriated earnings (loss) as of December 31, 2021 amounting to 1,428,842 were absorbed into the voluntary reserve.

On December 23, 2022, the Shareholders´ Meeting of the Company decided to partially deallocate the voluntary reserve by 4,363,250 for distribution of a cash dividend.

Within the framework of the amendment to the loan agreement with Citibank N.A., JP Morgan Chase Bank N.A. and Morgan Stanley Senior Funding INC -described in Note 13.3.3-, there is a restriction for the payment of dividends until 80% of the loan’s principal and interests are paid. Thus, during 2021 no dividends could be paid, while during 2022 dividends could be paid up to USD 25 million and during 2023 dividends can be paid up to USD 20 million.

Dividends originated in profits obtained during fiscal years initiated on or after January 1, 2018, that are to be paid to Argentine resident individuals and/or non-Argentine residents, are subject to a 7% income tax withholding on the amount of such dividends.